As filed with the U.S. Securities and Exchange Commission on January 7, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Catherine Johnston Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Annual Report

October 31, 2018

* Please see first page of the report for important information regarding future delivery of shareholder reports.

Advised by Miller/Howard Investments, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (845) 679-9166 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling (845) 679-9166 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Shareholder Letter
9	Allocation of Portfolio Investments
10	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statement of Cash Flows
17	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
30	Additional Information
33	Trustees and Officers
36	Privacy Policy
37	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2018 | Annual Report

Letter from Chairman of the Board
October 31, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our Shareholders with a high level of income coupled with the potential for capital appreciation. We invest in stocks that we believe will maintain secure dividends and that have the potential to raise those dividends in the future.

Market Summary1

During the Fund's fiscal year period from November 1, 2017 through October 31, 2018, the broad equity market rose, with the S&P 500 Index gaining +7.4%. The US economy continued to surprise to the upside. The US unemployment rate was at 3.7% at the end of October, below the level at the start of the fiscal year period, and the labor force participation rate has been essentially flat for the past several years.2 Despite recent wage rate growth, inflation does not look to pose a problem yet.

During the fiscal year period, there was an investor preference for growth stocks over value. The Russell 1000 Growth Index ended the period well ahead, with an increase of +10.7%, while the Russell 1000 Value Index returned +3.0%. Dividend income stocks generally lagged during the Fund's fiscal year period on fears of rising interest rates, but gained ground during the October market turbulence. The NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with lower yields than our stocks, generally, since the inception of the Fund in November 2014), posted similar returns to the broad market S&P 500 Index during the fiscal year period, with a gain of +7.2%.

The Energy sector lagged the broad market, with the S&P Composite 1500 Energy Index posting returns of +2.2% during the fiscal year period. West Texas Intermediate (WTI) crude oil began the fiscal year period at $54.38/bbl and ended the period at $65.31/bbl, +20.1% higher than twelve months prior. Early in the fiscal year period, bloated global inventories continued to draw down as a consequence of the OPEC production cut agreement as well as strong demand for gasoline. But the energy sector and crude oil prices saw a weak end to the reporting period. The Trump administration granted eight importing countries partial waivers from the Iran sanction for six months. Between these waivers and widespread evidence that Iranian export tankers are turning off beacons and heading for India and China, crude markets were, once again, oversupplied.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Federal Reserve Bank of St. Louis, U.S. Bureau of Labor Statistics

October 31, 2018 | Annual Report 1

Henry Hub Natural Gas started the fiscal year period at $2.90/MMBtu and closed at $3.26/MMBtu on October 31, 2018, posting an increase of +12.4% over the twelve month period on high natural gas demand for heating, electricity, and exports.

US oil and gas drilling activity continued to grow in response to improving sentiment. During the fiscal year period from November 1, 2017 to October 31, 2018, the US natural gas rig count grew from 172 to 193, a gain of +12.2%. Over the same period, the US crude oil rig count also rose from 737 to 875, a +18.7% gain.3

Portfolio Performance

During the Fund's fiscal year period from November 1, 2017 to October 31, 2018, the net asset value (NAV) per share experienced a modest decline of -0.4%, compared with the S&P 500's +7.4% gain, on a total return basis. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. The Fund's market price (NYSE) return was -15.9%, and the Fund's market total return (NYSE with dividends reinvested) was -5.6% for the fiscal year period. On the last day of the period, the Fund was trading at a +0.4% premium to NAV.

At the end of December 2017, we said investors were high and happy after "hating" the market on its way up for nearly a decade. But we warned that sentiment statistics were cautionary. Volatility returned to the equities markets in 2018. As short rates increased, the possibility of a trade war loomed, and leadership stocks became highly valued, the market saw periods of significant weakness.

High-yielding stocks4 performed poorly in the fiscal year period, mainly due to fears of rising interest rates. The Federal Reserve raised rates another quarter point in September 2018, after raising in December 2017, March 2018, and June 2018. This is the eighth increase since December 2015 for a total of 200 basis points. Current expectations are for one more 25 basis point increase in 2018; however, as rates get closer to the Fed's estimate of "normal" and concerns about the flattening yield curve and potential trade war increase, the Fed's enthusiasm could wane.

From December 15, 2015 to October 31, 2018, the 10-year Treasury's yield rose about +88bps (to 3.14% from 2.27%), while the 2-year yield has risen about +190bps (to 2.87% from 0.96%). This has caused the 2/10 yield curve spread to narrow by 103 basis points to only 28 basis points, prompting many to worry that if the yield curve inverts, it will signal, or even prompt, an impending recession. We still think that the long end of the curve is artificially constrained, and thus not providing a reliable economic signal. However, the Fed has been shrinking its balance sheet to just below $4.0 trillion, from a peak of $4.5 trillion.

Looking at the S&P 500 Index constituents, sorted by dividend yield, the highest yielding 10% of stocks returned +1.6%, well-below the returns for S&P 500 Index of +7.3% and the returns

3 Source: Bloomberg

4 High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles seven through ten. Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (with lowest yielding decile being one and highest yielding decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

2 Annual Report | October 31, 2018

for lowest yielding 10% of stocks was +8.0%. The underperformance of high-yielding stocks was also a headwind for our investment process of seeking to invest in stocks that provide a high yield and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the S&P 500 Index detracted from the Fund's performance.

By individual holdings, the top stock contributors and detractors relative to the S&P 500 Index were diversified across sectors. At the beginning of August, Energy Transfer announced a simplification transaction in which Energy Transfer Equity (ETE) would acquire Energy Transfer Partners (ETP), eliminating incentive distribution rights (IDRs). The elimination of IDRs is a major step toward ridding the broader Master Limited Partnerships5 (MLPs) space of the burdening structure. The transaction is a step in the right direction from a corporate governance standpoint, as elimination of the listed general partner should reduce conflicts of interest between management and limited partner unitholders. While the transaction was not unexpected, it came well ahead of the original late-2019 timeline, and our position in Energy Transfer Partners (ETP) contributed ahead of the deal's close. Midstream MLP Buckeye Partners (BPL) detracted, as shares suffered from investor concerns over tight coverage leading to a distribution cut. We believed the stock could rebound, should management cut the distribution, and the distribution cut catalyst played out as expected. Unfortunately, contango in the crude oil markets and declining South American production have recently weighed on the name. Over time, we expect that favorable commodity price and volume trends will benefit midstream energy companies, including MLPs.

Communications services had mixed results with strong performance from CenturyLink (CTL), but Vodafone Group (VOD) detracted. CenturyLink (CTL) contributed and the stock price jumped after beating estimates and raising adjusted EBITDA6 and free cash flow full-year guidance in August 2018. However, increasing competition weighed on global communications company Vodafone (VOD) results. Vodafone is building a concentrated empire in Europe with the acquisition of Liberty Global assets, and it is leveraging wireline and wireless assets for efficiency and to enhance network capability. In India, the company completed its merger between Vodafone India and Vodafone Idea, creating the largest tower system outside of China. Traditional telecom companies, including Vodafone, have not been rewarded on valuation lately, but they provide a critical service in modern society.

Within Industrials, Macquarie Infrastructure Corporation (MIC) detracted from performance. Macquarie Infrastructure owns and operates a diverse portfolio of businesses in the US, including one of the largest bulk liquid terminals businesses, an airport services business, energy services, production and distribution operations in Hawaii, and a portfolio of contracted power facilities. Macquarie Infrastructure shares declined after it reported disappointing guidance and reduced its dividend in order to internally fund capex growth and support the balance sheet. In December and January, tank storage contracts were not renewed by six customers (heavy oil traders primarily) due to declining demand for the commodity. Macquarie Infrastructure was "surprised" by the change, but some long standing customers exited the

5 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including pipeline transportation of gas, oil or other products.

6 Earnings before interest, taxes, depreciation, and amortization

October 31, 2018 | Annual Report 3

business as they no longer needed storage. We like Macquarie Infrastructure's platform of diverse and attractive infrastructure assets, and the company estimates it will spend $75M a year for the next three years to repurpose these tanks to store other products. The company also plans to sell some assets to support growth capex, strengthen the balance sheet, and maintain investment credit rating.

Retail department store operator Macy's (M) added to Fund returns during the period. Management raised annual earnings guidance in early 2018, driven by solid holiday 2017 results and benefits under US tax reform. Management later highlighted, "a healthy brick & mortar business, robust e-commerce and a great mobile experience."

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 37% of our stocks declared dividend increases, with individual increases averaging 9.4% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured eight special dividends during these twelve months.

We are enhancing the income in the portfolio through the sale of options. For the fiscal year period ended October 31, 2018, we sold put options on 13 positions. We also sold calls on 95 positions. We bought four to close the position, 57 expired worthless after we collected the premium, and we had 37 exercised. Our option positions' notional value represented approximately 14.9% of total assets as of the end of the period, below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, 2018, we have borrowed an amount equal to 18.5% of the managed assets of the Fund at an average interest rate during the twelve-month period of 2.0%. Considering that the underlying portfolio yield is approximately 3.3 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to Shareholders for each month during the fiscal year period was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2018 ($11.08) was 12.6%. The current indicated yield based on the Fund's NAV per share ($11.03) was 12.6%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that since inception, this distribution has been supported by income earned by the Fund. "Income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes. As discussed previously and as is still the case, the Fund has earned several special dividends during the year. With these special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

4 Annual Report | October 31, 2018

Looking Ahead

In 2009, many investors were uncertain whether the economy as we knew it would survive, having fallen off a cliff the previous autumn. Amidst panicky warnings from experts, the government had roused itself into action, constructing TARP, QE, Operation Twist, and other financial dances. The Fed led, driving down short-term interest rates to levels not seen in the lifetimes of many investors. A well-known investment firm coined the phrase "new normal" to describe the new era we had allegedly entered, characterized by a drop in demand, persistent low or negative growth, de-levering, absence of fiscal stimulus due to low government resources, and the husbanding of liquid assets in the private sector.

But some equity investors saw it differently. These equity investors saw great long-term assets in a fire sale. The announcement of a "new normal," whose consequences included low returns for years, arrived almost to the day of the US equity market bottom, which experienced well-above-average annualized returns of – wait for it – ~19% between 2009 and the end of 2017. That's a little more than two times "normal."

Now even the proponents of the "new normal" notion assert that we're finally out of it, and recent growth acceleration juiced by tax changes makes it hard to disagree. But they point to the narrowness of yield curve as evidence of looming recession (the spread between the 2-year and 10-year notes, in particular, though the 1-year to 10-year spread is not nearly so threatening), since an inverted or negative spread "always" predicts recession. We don't believe pundits in the "always" camp foresaw the crash or foresaw the grudging but real 10-year recovery. Nevertheless, they now foresee incipient problems.

There is much in the landscape that's not "normal" today. The Fed is working to raise short-term rates back to "normal." But even 3% on the 10-year note is not exactly normal – it's more like half normal! The economy is strong, and consumer confidence is challenging new highs. But two key segments – autos and housing – are not. News out of Washington is not exactly "normal." Trade tariffs and incipient trade wars are perhaps the least normal of all the macro factors.

But how important are the macro factors that pundits love to discuss? As we saw post – 2008, investors mostly want to know how businesses are doing and if they're solid enough to keep on going whether the background is favorable or inimical. Are revenues coming in? Are costs under control? Is growth visible? What are the assets worth? What are the expected cash flows from a given business over a long future period? How can I benefit as an investor?

Here's what remains constant or "normal" through it all. For investors interested in income, there's just one measure of success, just one goal. And that's high and rising yield on original investment, or YOI.

As investors we don't have to rely on precognition of economic events, or which sectors or styles are in or out of favor, if we can pay attention to just one thing: yield on original investment. There is a bedrock principle at work here: Stock prices may go up and can equally go down in response to economic events and investor avarice or fear, but dividend payments are always positive. If the dividend increases, then your yield on original investment increases.

October 31, 2018 | Annual Report 5

Above all, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. We continue to seek current income and rising income that in our experience has frequently led to higher prices. It's not chasing after styles or sectors. It's about being an investor in companies that share their prosperity with you and continue to share as life gets better. This path can provide you with income for your spending needs now, and as the income rises we believe your assets should rise as well. In other words, you achieve high and rising yield on your original investment. We think this "old normal" way of investing makes a lot of sense.

We thank our Shareholders for their participation and continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

6 Annual Report | October 31, 2018

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

October 31, 2018 | Annual Report 7

The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Composite 1500® Energy Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

8 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2018
(unaudited)

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 9

Miller/Howard High Income Equity Fund

Schedule of Investments
October 31, 2018

	Shares	Fair Value
Common Stock – 70.5%
Business Credit Institutions – 6.4%
Ares Capital Corporation(1)	389,373	$6,681,641
Hercules Capital, Inc.(1)	308,552	3,866,157
		10,547,798
Business Services – 1.5%
Xerox Corp.	89,790	2,502,447
Cogeneration Services & Small Power Producers – 1.6%
The AES Corporation(1)	180,000	2,624,400
Computer & Office Equipment – 2.4%
International Business Machines Corp.	35,000	4,040,050
Crude Petroleum & Natural Gas – 5.6%
Royal Dutch Shell plc ADR(2)(3)	141,759	9,314,984
Eating Places – 2.3%
Cracker Barrel Old Country Store(3)	24,400	3,871,792
Electric Services – 6.8%
Covanta Holding Corporation(1)	389,604	5,723,283
Pattern Energy Group Inc.(1)	309,451	5,545,362
		11,268,645
Family Clothing Stores – 2.6%
Ross Stores, Inc.	44,000	4,356,000
Food & Kindred Products – 2.4%
Campbell Soup Company	105,000	3,928,050
Investing – 3.0%
Main Street Capital Corporation(3)	131,648	4,914,420
Motor Vehicles & Passenger Car Bodies – 2.3%
Ford Motor Company(3)	400,000	3,820,000
Natural Gas Distribution – 5.0%
Enbridge Inc. (Canda)(1)(2)	262,730	8,173,530
Natural Gas Transmission – 2.9%
Williams Companies Inc.	195,000	4,744,350
Oil & Gas Field Services – 1.2%
Targa Resources Corp.(3)	37,500	1,937,625
Petroleum & Petroleum Products – 2.4%
Macquarie Infrastructure Corporation(1)(3)	105,099	3,883,408
Pipelines – 2.7%
Pembina Pipeline Corp (Canada)	139,650	4,513,488
Radiotelephone Communications – 2.4%
Vodafone Group plc ADR(1)	206,925	3,917,090
Security Brokers, Dealers & Flotation Companies – 1.3%
Virtu Financial, Inc.(3)	92,190	2,186,747

10 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Semiconductors & Related Devices – 4.0%
Cypress Semiconductor Corp.	310,000	$4,011,400
Micron Technology Inc.(4)	69,000	2,602,680
		6,614,080
Telephone Communications (No Radiotelephone) – 11.7%
AT&T Inc.(1)	171,762	5,269,658
BCE Inc. (Canada)(1)	76,809	2,986,334
BT Group plc ADR(3)	213,385	3,251,987
CenturyLink, Inc.(3)	190,040	3,922,426
Verizon Communications Inc.(1)	69,360	3,959,762
		19,390,167
Total Common Stock (Cost $128,506,518)		116,549,071
Master Limited Partnerships – 28.4%
Crude Petroleum Pipelines – 5.1%
Buckeye Partners LP(1)	259,543	8,515,606
Liquefied Petroleum Gas Dealers – 5.4%
AmeriGas Partners, L.P.(2)	169,846	6,055,010
Suburban Propane Partners, L.P.(2)	126,455	2,889,497
		8,944,507
Natural Gas Transmission – 16.0%
Energy Transfer LP(1)(2)	927,384	14,411,540
Enterprise Products Partners L.P.	210,000	5,632,200
MPLX LP(1)	189,648	6,374,069
		26,417,809
Oil & Gas Field Services – 1.9%
Enable Midstream Partners LP	214,410	3,166,835
Total Master Limited Partnerships (Cost $50,338,875)		47,044,757
Real Estate Investment Trusts (REITs) – 22.6%
Alexander & Baldwin, Inc.	142,023	2,775,129
Equity Commonwealth	200,000	5,956,000
Iron Mountain Incorporated(3)	117,429	3,594,502
Omega Healthcare Investors, Inc.(2)	153,696	5,125,762
Outfront Media, Inc.(1)	165,000	2,923,800
PotlatchDeltic Corporation	87,799	3,182,714
Tanger Factory Outlet Centers Inc.(3)	257,795	5,738,517
The Geo Group, Inc.(1)	174,367	3,855,254
WP Carey, Inc.(1)	62,947	4,155,131
Total Real Estate Investment Trusts (REITs) (Cost $42,790,530)		37,306,809
Short-Term Investments – 2.4%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 2.07%(5)	3,915,273	3,915,273
Total Short-Term Investments (Cost $3,915,273)		3,915,273

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 11

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Investments Purchased as Securities Lending Collateral – 19.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39%(5)	32,192,222	$32,192,222
Total Investments Purchased with Proceeds from Securities Lending (Cost $32,192,222)		32,192,222
Total Investments – 143.4% (cost $257,743,418)		237,008,132
Total Value of Options Written (Premiums received $785,249) – (0.5%)		(833,223)
Other Assets and Liabilities – (42.9)%		(70,836,379)
Total Net Assets Applicable to Common Stockholders – 100.0%		$165,338,530

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's Special Custody Account Agreement. As of October 31, 2018, the total value of securities pledged as collateral for the Special Custody Account Agreement was $73,914,771.

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  All or a portion of this security is on loan.

(4)  Non-income producing security.

(5)  Rate indicated is the seven-day yield as of October 31, 2018.

As of October 31, 2018, options written and outstanding are as follows:

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
Alexander & Baldwin, Inc.	November 2018	$20.00	17	$34,000	$(638)
Campbell Soup Company	November 2018	38.00	1,050	3,990,000	(84,000)
Cracker Barrel Old Country Store	November 2018	160.00	244	3,904,000	(64,660)
Cypress Semiconductor Corp.	November 2018	13.00	3,100	4,030,000	(142,600)
Ford Motor Company	November 2018	9.50	4,000	3,800,000	(112,000)
The Geo Group, Inc.	November 2018	25.00	1	2,500	(20)
Ross Stores, Inc.	November 2018	97.50	440	4,290,000	(176,000)
Virtu Financial, Inc.	December 2018	25.00	921	2,302,500	(105,915)
Xerox Corp.	November 2018	28.00	897	2,511,600	(62,790)
					(748,623)
Put Options
AT&T Inc.	November 2018	$30.00	1,800	$5,400,000	$(84,600)
					(84,600)
Total Value of Options Written (Premiums received $785,249)					$(833,223)

12 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
October 31, 2018

Assets:
Investments in securities, at value (Identified cost – $257,743,418)	$237,008,132
Receivable for investments sold	3,048,191
Dividends and interest receivable	1,051,746
Other assets	732,115
Total Assets	241,840,184
Liabilities:
Options written, at fair value (premiums received $785,249)	833,223
Loan payable	37,500,000
Payable for investments purchased	5,527,935
Payable for collateral on securities loaned	32,192,222
Payable to Adviser	176,923
Accrued administration expense	33,800
Accrued interest expense	80,511
Other liabilities	157,040
Total Liabilities	76,501,654
Net Assets	$165,338,530
Net Assets consist of:
Paid-in capital	$233,218,286
Accumulated losses	(67,879,756)
165,338,530
Net asset value per common share outstanding	$11.03

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Operations
For the Year Ended October 31, 2018

Investment Income:
Dividend income (net of $107,706 foreign withholding tax)	$10,202,424
Interest income	98,161
Securities lending income	154,651
Total Investment Income	10,455,236
Expenses:
Advisory fees	2,053,642
Interest expense	754,739
Professional fees	507,787
Administration fees	164,594
Trustees' fees and expenses	108,000
Compliance fees	70,000
Shareholder reporting expenses	37,446
Registration and filing fees	33,328
Custodian fees and expenses	24,245
Transfer agent fees and expenses	20,462
Investor support service fee	16,556
Miscellaneous	113,907
Total Expenses	3,904,706
Net Investment Income	6,550,530
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,253,261
Options	4,438,223
Net realized gain (loss)	5,691,484
Net change in unrealized appreciation (depreciation) on:
Investments	(13,423,845)
Options	(68,373)
Net change in unrealized appreciation (depreciation)	(13,492,218)
Net realized and unrealized gain (loss)	(7,800,734)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,250,204)

14 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the year ended October 31, 2018	For the year ended October 31, 2017
Change in Net Assets:
From Operations:
Net investment income	$6,550,530	$4,328,544
Net realized gain	5,691,484	6,504,494
Net change in unrealized appreciation (depreciation)	(13,492,218)	11,387,673
Net increase (decrease) in net assets resulting from operations	(1,250,204)	22,220,711
Dividends and Distributions to Shareholders from:
Net investment income	(6,189,717)	(5,983,495)
Return of capital	(13,267,688)	(12,704,486)
Total dividends and distributions to shareholders	(19,457,405)	(18,687,981)
Capital Stock Transactions:
Proceeds from issuance of 1,454,885 and 74,291 common shares in connection with the at the market offering	18,216,816	1,004,926
Commissions and offering expenses associated with the issuance of common shares in connection with the at the market offering	(374,451)	(20,113)
Issuance of 22,216 and 14,784 common shares from reinvestment of distributions	264,930	192,497
Increase in net assets from Fund share transactions	18,107,295	1,177,310
Total increase (decrease) in net assets	(2,600,314)	4,710,040
Net Assets:
Beginning of year	167,938,844	163,228,804
End of year	$165,338,530	$167,938,844 (1)

(1) Includes accumulated overdistributed net investment income of $4,704,019.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 15

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Year Ended October 31, 2018

Cash Flows from Operating Activites:
Net decrease in net assets resulting from operations	$(1,250,204)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(212,094,306)
Net purchases and sales of short-term investments	(2,975,229)
Proceeds from sales of long-term investments	196,078,917
Proceeds from option transactions	7,295,990
Return of capital on distributions received	6,475,132
Increase in collateral for securities loaned	(1,764,124)
Increase in payable upon return of securities loaned	1,764,124
Net increase in dividends and interest receivable and other assets	(545,777)
Net increase in accrued expenses and other liabilities	65,303
Net change in unrealized appreciation (depreciation) of investment securities	13,492,386
Net realized gain on investment securities	(5,690,679)
Cash provided by operating activities	851,533
Cash Flows from Financing Activities:
Payments received from Fund share transactions (net of expenses)	18,171,332
Decrease in other assets for offering costs	34,108
Dividends paid	(19,192,475)
Cash used in financing activities	(987,035)
Decrease in cash	(135,502)
Cash at beginning of year	135,502
Cash at end of year	$–
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$793,858

16 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights

	For the year ended October 31, 2018	For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data (2)
Net asset value, beginning of period	$12.43	$12.16	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.46	0.32	0.64	1.02
Net realized and unrealized gains (losses)	(0.49)	1.34	(1.66)	(4.35)
Total from investment operations	(0.03)	1.66	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.44)	(0.44)	(0.47)	(1.01)
Return of capital	(0.95)	(0.95)	(0.92)	(0.15)
Total distributions to common stockholders	(1.39)	(1.39)	(1.39)	(1.16)
Organizational and Offering costs on initial issuance of common stock	–	–	–	(0.04	)(3)
Premiums less commissions and offering costs on issuance of common stock	0.02 (4)	0.00 (4)	–	–
Total capital stock transactions	0.02	0.00	–	(0.04)
Net asset value, end of period	$11.03	$12.43	$12.16	$14.57
Per common share market value, end of period	$11.08	$13.18	$11.57	$13.32
Total investment return based on market value(5)	(5.57)%	26.83%	(2.26)%	(28.39	)%(7)
Total investment return based on net asset value(6)	(0.32)%	13.86%	(6.70)%	(18.39	)%(7)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$165,339	$167,939	$163,229	$195,460
Ratio of expenses to average net assets	2.33%	2.28%	2.13%	1.84	%(8)
Ratio of net investment income to average net assets	3.90%	2.50%	5.04%	6.34	%(8)
Ratio of interest expense to average net assets	0.45%	0.41%	0.30%	0.13	%(8)
Borrowings outstanding (000's)	$37,500	$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness(9)	$5,409	$5,478	$5,353	$6,212
Portfolio turnover rate	100%	96%	85%	46	%(7)

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

(4)  Represents the premium on the at the market offering of $0.046 and $0.005 per share, respectively, less underwriting and offering costs of $0.027 and $0.001, respectively, per share for the years ended October 31, 2018 and October 31, 2017.

(5)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(6)  Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(7)  Not annualized.

(8)  Annualized.

(9)  Asset coverage per $1,000 indebtedness is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the result by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements
October 31, 2018

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

18 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

October 31, 2018 | Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2018, the Fund's assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$116,549,071	$116,549,071	$–	$–
Master Limited Partnerships	47,044,757	47,044,757	–	–
Real Estate Investment Trusts	37,306,809	37,306,809	–	–
Short-Term Investments(b)	3,915,273	3,915,273	–	–
Investments Purchased as Securities Lending Collateral(c)	32,192,222	–	–	–
Total Investments in Securities	$237,008,132	$204,815,910	$–	$–
Liabilities
Written Options	$833,223	$769,795	$63,428	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2018.

(c) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the year ended October 31, 2018.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

20 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

October 31, 2018 | Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price ("strike price") to the option seller.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether

22 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2018:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$833,223

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$4,438,223	($68,373)

The average notional value of written options for the Fund for the year ended October 31, 2018 was approximately $24,400,000.

October 31, 2018 | Annual Report 23

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

I. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 "Changes to the Disclosure Requirements for Fair Value Measurement" which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies). The Adviser earned $2,053,642 in advisory fees for the year ended October 31, 2018.

Four Wood Capital Partners LLC ("Four Wood") provided investor support services to the Fund. Such ongoing services included support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund paid Four Wood a monthly fee equal to the annualized rate of the average daily Managed Assets. Four Wood earned $16,556 in fees for the period from November 1, 2017 through November 28, 2017. On November 28, 2017, the Fund terminated the agreement with Four Wood.

U.S. Bank Global Fund Services serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

One of the Fund's Trustees is an employee of the Adviser.

24 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2018, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$6,189,717	$–	$13,267,688	$19,457,405

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among accumulated losses and paid-in capital. Accordingly, on October 31, 2018, accumulated losses were increased by $261,104 and paid-in capital was decreased by $261,104. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2018:

Cost of investments	$258,656,382
Unrealized appreciation	$7,062,072
Unrealized depreciation	(29,543,545)
Net unrealized appreciation (depreciation)	(22,481,473)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(45,398,283)
Total accumulated gain/(loss)	$(67,879,756)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $45,398,283 of unused net capital losses at October 31, 2018, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

October 31, 2018 | Annual Report 25

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

6. Investment Transactions

For the year ended October 31, 2018, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $217,622,240 and $199,115,234 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 14,984,100 shares outstanding at October 31, 2018. Transactions in common stock for the year ended October 31, 2018, were as follows:

Shares at October 31, 2017	13,506,999
Shares sold through at the market offering	1,454,885
Shares issued through dividend reinvestments	22,216
Shares at October 31, 2018	14,984,100

8. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement ("Agreement") with Interactive Brokers LLC ("Interactive Brokers"). The following shows the key terms of this agreement:

Loan Amount		Interest Rate
$0-$100,000		Federal Funds Rate + 1.50%
$100,000.01-$1,000,000		Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000		Federal Funds Rate + 0.50%
$3,000,000.01	+	Greater of 0.50% or Federal Funds Rate + 0.30%

The average principal balance and interest rate for the year ended October 31, 2018 were $37,500,000 and 2.01%, respectively. At October 31, 2018, the principal balance outstanding was $37,500,000 at an interest rate of 2.53%. The Fund may borrow up to an additional $12,500,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At October 31, 2018, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an

26 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2018

additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2018, the value of securities on loan and payable for collateral due to broker were $31,182,582 and $32,192,222, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC ("Portfolio") as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian's security lending program.

Securities lending income earned (net of applicable fees) and recognized by the Fund during the year ended October 31, 2018, aggregated $154,651.

10. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and liabilities date of October 31, 2018 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

October 31, 2018 | Annual Report 27

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Miller/Howard High Income Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Miller/Howard High Income Equity Fund (the "Fund"), including the schedule of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, 2017, 2016, and the period from November 24, 2014 (commencement of operations) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Miller/Howard High Income Equity Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, and the period from November 24, 2014 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned

28 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm (continued)

as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 21, 2018

We have served as the auditor of one or more of Miller/Howard Investments Inc.'s investment companies since 2014.

October 31, 2018 | Annual Report 29

Miller/Howard High Income Equity Fund

Additional Information
October 31, 2018
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the year ended October 31, 2018, the aggregate compensation paid by the Fund to the independent trustees was $104,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2018 is available without charge by accessing this information on the SEC's web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (845) 679-9166 or by visiting the SEC's web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC's web site at www.sec.gov.

30 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2018
(unaudited)

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended October 31, 2018 as qualified dividend income and 93% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

Automatic Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently

October 31, 2018 | Annual Report 31

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2018
(unaudited)

determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

32 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Trustees and Officers
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Lead Independent Trustee	Since 2014 Three-year term	CFO and Treasurer, Notre Dame School	4	Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
Value Line VIP Equity Advantage Fund

(1) The "Fund Complex" includes each registered investment company for which the Adviser serves as an investment adviser. As of October 31, 2018, there were four funds in the Fund Complex.

October 31, 2018 | Annual Report 33

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	4	None
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	4	None
Interested Trustees and Officer
Lowell G. Miller (Born July 1948) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board and President, Trustee	Since 2014 Three-year term	Chief Investment Officer, Miller/Howard Investments Inc.; Chairman of the Board, Miller/Howard Funds Trust; Chief Investment Officer, MHI Funds, LLC.	4	None

(1) The "Fund Complex" includes each registered investment company for which the Adviser serves as an investment adviser. As of October 31, 2018, there were four funds in the Fund Complex.

34 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Paul Brook(1) (Born August 1953) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2015

Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc.; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.

Dana J. Troxell, Jr. (Born October 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Secretary	Since 2018	Secretary, Miller/Howard Funds Trust, President, Miller/Howard Investments Inc.
John E. Leslie III (Born February 1960) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Vice President	Since 2014	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard Funds Trust
Charles Atkins (Born March 1975) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Compliance Officer	Since 2018	Chief Compliance Officer, MHI Funds, LLC; Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to 2018, Director of Performance and Data Analytics, Miller/Howard Investments, Inc.
Brian Helhoski Born September 1966 P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/Ecoclean Solar (prior to 2016)

(1) Resigned as of January 1, 2019. Will be replaced by Brian Helhoski.

October 31, 2018 | Annual Report 35

Miller/Howard High Income Equity Fund

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

36 Annual Report | October 31, 2018

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At a Board Meeting held on July 31, 2018, the Board of Trustees of the Fund (the "Trustees") approved the then current as well as the new Investment Advisory Agreement between the Fund and the Adviser (the "Agreement").

Miller/Howard Investments, Inc. ("Miller/Howard") the investment adviser to HIE announced that the current shareholders of Miller/Howard have agreed to sell 100% of their stock in Miller/Howard to an employee stock ownership plan (the "ESOP"). The ESOP will hold in trust, through an institutional trustee, all of the equity exclusively for the benefit of all current and future employees of Miller/Howard (the "ESOP Conversion"). The ESOP Conversion, which required the Fund's shareholders to approve a New Investment Advisory Agreement with the Adviser, was completed on November 15, 2018.

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on July 31, 2018 reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of the Agreement (2) information regarding the investment performance of the Fund and performance information for the Fund's relevant peer group; (3) information comparing the Fund's Advisory fees and expenses to those of its relevant peer group; (4) the Adviser's complete Form ADV; (5) information concerning the Advisers' financial condition including the Advisers' most recent audited financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Miller/Howard products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting.

Regarding the Fund's investment performance, it was noted that the Fund underperformed the peer group median based on net asset value returns for the 9-month and 1- and 3-year periods ended June 30, 2018 but that the more recent performance for the 3- and 6-month periods had been above the peer group median. The Adviser noted the differences between the Fund and its peers including the Fund's dividend yield versus its peers. With regard to the advisory fee, it was noted that the Fund's 1.00% advisory fee is at the peer group median while

October 31, 2018 | Annual Report 37

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement (continued)
(unaudited)

total Fund expenses were higher than the peer group median. It was noted that the peer group had some significantly larger funds which affects the comparison.

The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the Advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund are reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing the Fund are reasonable.

38 Annual Report | October 31, 2018

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October 31, 2018 | Annual Report 39

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Dana C. Troxell, Jr.,
Secretary

Charles Atkins,
Chief Compliance Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$48,600	$46,300
Audit-Related Fees	$29,000	$69,700
Tax Fees	$9,300	$9,200
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$—

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments (“Miller/Howard” or “Investment Adviser”), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. We actively support resolutions that maintain or increase shareholder value and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, hopefully resulting in dialogue and/or the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines.  We affirm each ballot and vote before it is final to ensure voting is in the best interest of the shareholder and in support of issues in line with our policies.

Miller/Howard will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our investment or other objectives.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, may also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis ESG recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•                  Support for disclosure of budgets dedicated to public policy lobbying activities

•                  Support for independent board member with environmental expertise

•                  Approval of Risk Compensation Incentive Plan

•                  Proposals to Approve Executive Compensation-We look for the following principles to guide the design and administration of those compensation programs:

•                  Strong link between pay and performance

•                  Executives’ ‘interests should be aligned with stockholders’ interests

•                  Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•                  Annual sustainability reporting - including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•                  Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

•                  Water supply - company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•                  Hydraulic fracturing impacts - disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•                  Mountaintop removal impacts - reduction of environmental and health hazards associated with mining operations

•                  Coal ash - reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•                  Sustainable palm oil sourcing

•                  Sustainable forestry

•                  Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•                  Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•                  Support for ethical/humane treatment of animals

•                  Support for alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of September 30, 2018.

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

Mr. Miller holds an undergraduate degree from Sarah Lawrence College, and a Juris Doctor from New York University School of Law. Mr. Miller began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years.

Mr. Miller is the author of three acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). Mr. Miller has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV. Mr. Miller is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

Gregory (Greg) L. Powell, PhD

Deputy Chief Investment Officer, Miller/Howard Investments, Inc.

Mr. Powell joined Miller/Howard Investments, Inc. in 2017.

Mr. Powell holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University. Mr. Powell joined Miller/Howard after a distinguished 19-year career as a portfolio manager and director of research. Prior to that, Mr. Powell worked for 12 years, first as a senior economist and later as the general director of market research and forecasting.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Mr. Leslie has extensive experience in quantitative modeling and screening in the equity markets, in addition to in-depth analytic skills. Mr. Leslie joined the portfolio team in 2004. Mr. Leslie grew up in Boston and earned his BS degree in Finance from Suffolk University and his MBA from Babson College.

Mr. Leslie began his career in investments over thirty years ago and has managed money since 1987. He brings a high level of expertise in both fundamental and quantitative research skills, as well as experience managing large pools of institutional assets. Mr. Leslie focuses on the materials, consumer staples, consumer discretionary, industrial and healthcare sectors.

Mr. Leslie has been interviewed by The Wall Street Journal and Barron’s and has appeared as a guest on thestreet.com and After the Bell on Fox Business

Bryan J. Spratt, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Mr. Spratt graduated summa cum laude from Spring Arbor College with a BA degree in Economics/Computer Science. Mr. Spratt focuses on the utilities, telecom and energy sectors. Mr. Spratt has 27 years of industry experience.

Bryan has been interviewed and quoted in newspapers and periodicals.

John R. Cusick, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Cusick joined Miller/Howard Investments, Inc. in 2013.

Mr. Cusick received a Bachelor of Arts in Finance and Marketing from Temple University, and a Master of Business Administration in Finance from Fordham University School of Business in New York City. Mr. Cusick spent more than a decade at Oppenheimer & Co. in New York, where he started his career as a junior analyst working on the energy team, and then as a senior research analyst specializing in the midstream sector. Prior to joining Miller/Howard, he served as senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production (E&P).

Michael Roomberg, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Roomberg joined Miller/Howard Investments, Inc. in 2013.

Mr. Roomberg received a Bachelor of Arts in International Relations, Economics, and Finance from University of Wisconsin-Madison and a Master of Business Administration from Georgetown University’s McDonough School of Business (with Honors). He began his career as a research associate in 2008 at Boenning & Scattergood, a financial services firm in greater Philadelphia. There he specialized in energy E&P, and water utilities and industrials. Prior to joining Miller/Howard, he served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. in New York City.

(2)         The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 30, 2018.

Name of Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets* $mm
Lowell G. Miller	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

John E. Leslie III	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

Bryan J. Spratt	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

Gregory L. Powell	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

John Cusick	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

Michael Roomberg	Registered Investment Companies	4	$207,656,058
	Other Pooled Investment Vehicles	2	$35,522,339
	Other Accounts	2,349	$4,409,233,008

Potential Conflicts of Interest Involving the Portfolio Manager

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest.  The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund.  Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades.  The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s.  Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its other accounts.  Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.  Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund or the Investment Adviser sources and structures private investments in MLPs and other issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public.  It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts.  Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund.  Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets. Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

(3)   The following compensation information is presented as of October 31, 2018.

Portfolio managers are compensated through a competitive base salary and bonus, as well as generous health and welfare benefits.  In addition, all Portfolio Managers are participants under Miller/Howard’s Employee Stock Ownership Plan (ESOP), which holds 100% of the Company’s stock for the benefit of current and future employees.  The value of each employee’s ESOP account will change based on the Company’s financial performance.  Certain Portfolio Managers also participate under the Company’s Management Incentive Program, which enables them to share in valuation increases of the Company over a number of years.

Bonuses are discretionary and are affected by the profits and losses of the Investment Adviser as well as by the Investment Adviser’s consideration of such factors as the appreciation of assets in the Fund and other accounts the portfolio manager manages relative to a benchmark, research quality, productivity, teamwork, marketing support, communication, and any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser.

Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies.  However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

(4)         The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of October 31, 2018:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Lowell G. Miller	$100,001-$500,000
John E. Leslie III	$10,001-$50,000
Bryan J. Spratt	$0-$10,000
Gregory L. Powell	None
John Cusick	None
Michael Roomberg	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
05/01/18-05/30/18	0	0	0	0
06/01/18-06/30/18	0	0	0	0
07/01/18-07/31/18	0	0	0	0
08/01/18-08/31/18	0	0	0	0
09/01/18-09/30/18	0	0	0	0
10/01/18-10/31/18	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

a)             The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

b)             There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

SECURITIES LENDING ACTIVITIES
Gross income from securities lending activities	$399,232.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(51,218.12)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(5,109.70)
Administrative fee is included in the revenue split	$—
Indemnification fee is included in the revenue split	$—
Rebate (paid to borrower)	$(189,057.96)
Other fees not included in revenue split (specify)	$—
Aggregate fees/compensation for securities lending activities	$(245,385.78)
Net income from securities lending activities	$153,846.39

For its fees, U.S. Bancorp Asset Management, Inc. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)         Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 7, 2019

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	January 7, 2019